                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              ODS NETWORKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              ODS NETWORKS, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             1101 EAST ARAPAHO ROAD
                            RICHARDSON, TEXAS 75081
                                 (972) 234-6400

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 21, 1998

                            ------------------------

To the Stockholders of

  ODS NETWORKS, INC.:

    NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of ODS Networks, Inc. (the "Company") will be held at the Holiday Inn Richardson Select, 1655 N. Central Expressway, Richardson, Texas, at 10:00 A.M., local time, on Tuesday, April 21, 1998, for the following purposes:

    (1) To elect five (5) directors to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

    (2) To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1998; and

    (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Meeting and at any adjournment thereof is March 2, 1998. A list of stockholders entitled to vote at the Meeting will be available for inspection at the offices of the Company.

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING, TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO BY VOTING IN PERSON AT THE MEETING.

                                            By Order of the Board of Directors

                                                    MICHAEL L. PAXTON

                                                        SECRETARY

Richardson, Texas

March 20, 1998

                               ODS NETWORKS, INC.
                             1101 EAST ARAPAHO ROAD
                            RICHARDSON, TEXAS 75081

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 21, 1998

                            ------------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

    The enclosed proxy (the "Proxy") is being solicited on behalf of the Board of Directors of ODS Networks, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Holiday Inn Richardson Select, 1655 N. Central Expressway, Richardson, Texas, at 10:00 A.M., local time, on Tuesday, April 21, 1998, or at such other time and place to which the Meeting may be adjourned. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of the Company on or about March 20, 1998.

    Execution and return of the enclosed Proxy will not affect a stockholder's right to attend the Meeting and to vote in person. Any stockholder executing a Proxy retains the right to revoke it at any time prior to exercise at the Meeting. A Proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later Proxy or by voting the shares in person at the Meeting. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by those named in the Proxy "FOR" the election as directors of those nominees named in the Proxy Statement, "FOR" the proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company, and in accordance with their best judgment on all other matters that may properly come before the Meeting.

    The enclosed form of Proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the Proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the Proxy in the space provided.

                       RECORD DATE AND VOTING SECURITIES

    Stockholders of record at the close of business on March 2, 1998, will be entitled to notice of and to vote at the Meeting. On March 2, 1998, the Company had issued and outstanding 16,527,587 shares of Common Stock, $.01 par value (the "Common Stock"), which is the only class of its capital stock outstanding.

                               QUORUM AND VOTING

    The presence at the Meeting, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum. Each holder of Common Stock is entitled to one vote for each share held on each matter, including the election of directors, to be voted on at the Meeting. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, present in person or by Proxy, is required for the approval of each matter submitted to the Meeting, except that in the election of directors, the five nominees receiving the greatest number of votes shall be deemed elected even though receiving the affirmative vote of less than a majority of the outstanding shares entitled to be voted at the Meeting. Additionally, in the election of directors, cumulative voting is prohibited and Proxies cannot be voted for more than five nominees.

    In the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. An abstention with regard to the appointment of the independent auditors will be counted as a vote against that proposal. Under the rules of the Nasdaq Stock Market, brokers who hold stock in street name have the authority to vote on certain routine matters when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors and the proposal to ratify the appointment of the Company's independent auditors. A broker non-vote or other limited proxy as to a proposal will be counted towards a quorum, but cannot be voted on such proposal and therefore will not be considered a part of the vote with respect to that proposal.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 2, 1998, unless otherwise indicated, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee as a director of the Company, (iii) the Company's Chief Executive Officer, (iv) each of the Company's six other most highly compensated executive officers for fiscal 1997 and (v) the directors and executive officers of the Company as a group. The persons and entities named in the table have sole voting and investment power with respect to all such shares owned by them, unless otherwise indicated.

NAME OF BENEFICIAL                                                                AMOUNT AND NATURE OF   PERCENT OF
OWNER OR GROUP(1)                                                                 BENEFICIAL OWNERSHIP      CLASS
--------------------------------------------------------------------------------  --------------------  -------------
G. Ward Paxton(2)...............................................................         1,361,441             8.2%
T. Joe Head(3)..................................................................         2,390,160            14.3
Franklin Resources, Inc.(4).....................................................         1,178,093             7.1
Michael L. Paxton(5)............................................................           943,150             5.7
Mark A. Paxton(6)...............................................................           886,050             5.4
Julie Paxton Puckett(7).........................................................           887,800             5.4
Donald M. Johnston(8)...........................................................            41,427            *
Robert Anderson(9)..............................................................            50,000            *
J. Fred Bucy(10)................................................................            40,000            *
Eric H. Gore(11)................................................................            37,800            *
Garry L. Hemphill(12)...........................................................           115,978            *
Joseph V. Howard(13)............................................................            33,900            *
Timothy W. Kinnear..............................................................               250            *
Joe W. Tucker, Jr.(14)..........................................................            34,800            *
All directors and executive officers as a group (19 persons)(15)................         5,489,706            32.4

------------------------

* Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

(1) The addresses of the persons or entities shown in the foregoing table who are beneficial owners of more than 5% of the Common Stock are as follows: G. Ward Paxton, T. Joe Head and Michael L. Paxton, 1101 East Arapaho Road, Richardson, Texas 75081; Franklin Resources, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403; Mark A. Paxton, P.O. Box 437, Allen, Texas 75013; and Julie Paxton Puckett, P.O. Box 439, Allen, Texas 75013.

(2) Includes 21,800 shares which G. Ward Paxton may effectively acquire upon the exercise of options within 60 days of March 2, 1998.

(3) Includes 17,600 shares which Mr. Head may effectively acquire upon the exercise of options within 60 days of March 2, 1998.

(4) Shares beneficially held at December 31, 1997, by Franklin Resources, Inc., a parent holding company, through its subsidiaries, Templeton Investment Counsel, Inc., Templeton Investment Management Limited, Templeton Investment Management (Australia) Limited, and Templeton Global Advisors Limited, investment advisors pursuant to the Investment Advisors Act, reflected by a report on Schedule 13G dated February 3, 1998, filed with the Securities and Exchange Commission. Voting and investment powers as to these shares are shared among these entities.

(5) Includes 40,200 shares which Michael L. Paxton may effectively acquire upon the exercise of options within 60 days of March 2, 1998. Includes 29,400 shares held by Mr. Paxton as trustee for the benefit of his minor children as to which beneficial ownership is disclaimed by Mr. Paxton. Also includes 13,950 shares held by Mr. Paxton as trustee for the benefit of the minor children of Mark A. Paxton as to which beneficial ownership is disclaimed by Mr. Paxton.

(6) Includes 8,000 shares deemed to be beneficially owned by Mark A. Paxton and 44,100 shares held by Mr. Paxton as trustee for the benefit of his minor children, as to which beneficial ownership is disclaimed by Mr. Paxton. Also includes 7,900 shares held by Mr. Paxton as trustee for the benefit of the minor children of Michael L. Paxton as to which beneficial ownership is disclaimed by Mr. Paxton.

(7) Includes 58,800 shares held by Julie Paxton Puckett as trustee for the benefit of her minor children as to which beneficial ownership is disclaimed by Mrs. Puckett.

(8) Includes 16,000 shares which Mr. Johnston may acquire upon the exercise of options within 60 days of March 2, 1998.

(9) Represents shares which Mr. Anderson may acquire upon the exercise of options within 60 days of March 2, 1998.

(10) Includes 26,000 shares which Mr. Bucy may acquire upon the exercise of options within 60 days of March 2, 1998.

(11) Represents shares which Mr. Gore may effectively acquire upon the exercise of options within 60 days of March 2, 1998.

(12) Includes 33,200 shares which Mr. Hemphill may effectively acquire upon the exercise of options within 60 days of March 2, 1998.

(13) Includes 33,300 shares which Mr. Howard may effectively acquire upon the exercise of options within 60 days of March 2, 1998.

(14) Represents shares which Mr. Tucker may effectively acquire upon the exercise of options within 60 days of March 2, 1998.

(15) Includes an aggregate of 418,960 shares which may be effectively acquired upon the exercise of options within 60 days of March 2, 1998. Includes 5,000 shares held by the spouse of an officer, the beneficial ownership of which shares such officer disclaims. Also, includes 2,000 shares deemed beneficially owned by an officer whose spouse may acquire such shares upon exercise of options within 60 days of March 2, 1998, the beneficial ownership of which shares such officer disclaims.

                             ELECTION OF DIRECTORS

    The Company's Board of Directors for the ensuing year will consist of five directors who are each to be elected at the Meeting for a term of office expiring at the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. It is intended that the persons named in the following table will be nominated as directors of the Company and that the persons named in the accompanying Proxy, unless otherwise directed, will vote for the election of such nominees at the Meeting. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors, if elected; however, in the event any nominee shall become unavailable for election to the Board of Directors for any reason not presently known or contemplated, the Proxy holders will be vested with discretionary authority in such instance to vote the enclosed Proxy for such substitute as the Board of Directors shall designate.

The following slate of five nominees has been nominated by the Board of
Directors:

                                                                                                                DIRECTOR
NAME OF NOMINEE                                      AGE                        POSITION(S)                       SINCE
-----------------------------------------------      ---      -----------------------------------------------  -----------
G. Ward Paxton.................................          62   Chairman of the Board, President, Chief             1983
                                                               Executive Officer and Director
Robert Anderson (1)(2).........................          77   Director                                            1988
J. Fred Bucy (1)(2)............................          69   Director                                            1993
T. Joe Head....................................          41   Senior Vice President and Director                  1983
Donald M. Johnston (1)(2)......................          48   Director                                            1983

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    G. WARD PAXTON is co-founder of the Company and has served as Chairman of the Board, President, Chief Executive Officer and a director since the Company's inception in September 1983 and served as Chief Financial Officer from 1983 until 1994. Prior to founding the Company, Mr. Paxton was Vice President of Honeywell Optoelectronics, a division of Honeywell, Inc., from 1978 to 1983. From 1969 to 1978, Mr. Paxton was Chairman of the Board, President, Chief Executive Officer and founder of Spectronics, Inc., which was acquired by Honeywell, Inc. in 1978. Prior to founding Spectronics, Inc., Mr. Paxton held various managerial and technical positions at Texas Instruments Incorporated from 1959 to 1969. Mr. Paxton holds Ph.D., M.S. and B.S. degrees in Physics from the University of Oklahoma. Mr. Paxton holds no other directorships.

    ROBERT ANDERSON has served as a director of the Company since 1988. Mr. Anderson is currently Chairman Emeritus of Rockwell International Corp. ("Rockwell"). He was Chairman of the Board of Rockwell from 1979 to 1988, its Chief Executive Officer from 1974 to 1988, and a director until February 1993. Prior to joining Rockwell, Mr. Anderson served 22 years with Chrysler Corporation, becoming Vice President and General Manager of the Chrysler-Plymouth Division in 1965. Mr. Anderson currently is a director of Timken Corporation, Gulfstream Aerospace, Aftermarket Technology Corporation and Motor Cargo, Inc.

    J. FRED BUCY has served as a director of the Company since 1993. Mr. Bucy was employed in various technical and managerial capacities by Texas Instruments Incorporated ("TI") from 1953 through his retirement in 1985. At the time of his retirement, Mr. Bucy was President, Chief Executive Officer and a director of TI. Among other activities, Mr. Bucy is a director of Thomas Group, Inc. (consulting services); a member of the Coordinating Board Advisory Committee on Research of the Texas College and University System; a Trustee of Southwest Research Institute; a former member of the Board of Regents of Texas Tech University and Texas Tech University Health Sciences Center from 1973 to 1991, including four years as its Chairman; and currently (re-appointed by Governor George W. Bush in 1995) Chairman of the Texas National Research Laboratory Commission. Mr. Bucy has been accorded Distinguished Alumnus and Distinguished Engineer Awards by Texas Tech University, is a fellow of the Institute of Electrical and Electronics Engineers, a member of National Academy of Engineers, and is a life member of the Navy League. Mr. Bucy was awarded an honorary Doctor of Science degree from Texas Tech University in 1994.

    T. JOE HEAD is co-founder of the Company and has served as Senior Vice President and a director since its inception in September 1983. Prior to co-founding the Company, Mr. Head held the positions of Product Marketing Manager and Marketing Engineer of Honeywell Optoelectronics from 1980 to 1983. Mr. Head holds a B.S. degree in Electrical Engineering from Texas A & M University. Mr. Head holds no other directorships.

    DONALD M. JOHNSTON has served as a director of the Company since November 1983. Mr. Johnston is President and Chief Executive Officer of Massey Burch Capital Corp., a venture capital firm focusing on investments in the South. He served as President of Massey Burch Investment Group, Inc., a venture capital firm ("Massey Burch"), from 1990 until December 1993, and he has been a principal of that firm since 1982. Prior to joining Massey Burch, Mr. Johnston was the President of InterFirst Venture Corporation, a venture capital subsidiary of Interfirst Bancshares, Inc., and the Executive Director of First Dallas, Ltd., a corporate finance group in London, England. Mr. Johnston holds a B.A. degree from Vanderbilt University and an M.B.A. degree from Southern Methodist University. Mr. Johnston is not a director of any other publicly-held company.

    All directors of the Company hold office until the next ensuing annual meeting of stockholders and until their respective successors are duly elected and qualified. All officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board. G. Ward Paxton is the father of Michael L. Paxton, who serves as an executive officer of the Company in the capacity of Vice President and Secretary. Steven D. Thompson who serves as an executive officer of the Company in the capacity of Vice President of Software Engineering is the brother-in-law of Kandis L. Tate Thompson, who serves as an executive officer of the Company in the capacity of Controller-Finance and Accounting. There are no other family relationships between any director or officer of the Company and any other such person.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF SUCH
NOMINEES.

                       BOARD OF DIRECTORS AND COMMITTEES

    The business affairs of the Company are managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board of Directors or its authorized committees met nineteen times during the 1997 fiscal year. During fiscal year 1997, each incumbent director participated in at least 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings of all committees of the Board on which he served (during the period that he served).

    The Board of Directors has established Audit and Compensation Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of these committees, their current members and the number of meetings held during fiscal year 1997 are described below.

    AUDIT COMMITTEE. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to be independent auditors for the Company and monitors the performance and independence of such firm; reviews and approves the scope of the annual audit and quarterly reviews and evaluates with the independent auditors the Company's annual audit and annual consolidated financial statements; reviews with management the status and effectiveness of internal accounting controls; and evaluates all public financial reporting documents of the Company. Donald M. Johnston (Chairman), Robert Anderson and J. Fred Bucy are members of the Audit Committee. The Audit Committee met five times during the 1997 fiscal year.

    COMPENSATION COMMITTEE. The Compensation Committee is empowered to review and advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of executive officers and key employees of the Company. The Compensation Committee also administers the Company's Incentive Stock Option Plans (the "Stock Option Plans") for officers and key employees and the Company's incentive bonus programs for executive officers and salaried non-sales employees. The Compensation Committee is authorized, among other powers, to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the time or times at which options shall be granted pursuant to the Stock Option Plans. The Compensation Committee is currently comprised of Messrs. Anderson (Chairman), Bucy and Johnston. The Compensation Committee met seven times during the 1997 fiscal year.

    The Company does not have a nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole.

                       PROPOSAL TO RATIFY THE APPOINTMENT
                            OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Ernst & Young LLP, independent public accountants, to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 1998, subject to approval by stockholders at the Meeting. Ernst & Young LLP, has served as the Company's independent auditors since the Company's inception and is, therefore, familiar with its affairs and financial procedures. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent auditors.

    Although stockholder ratification and approval of this appointment is not required by law or otherwise, in keeping with the Company's policy that its stockholders should be entitled to a voice in this regard and as a matter of good corporate practice, the Board of Directors is seeking ratification of this appointment. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors prior to the end of the current fiscal year, and in such case, the opinions of stockholders will be taken into consideration.

    The following resolution concerning the ratification of the appointment of independent auditors will be submitted to the Meeting:

    "RESOLVED, that the appointment by the Board of Directors of the Company of Ernst & Young LLP, independent auditors, to audit the consolidated financial statements and related books, records, and accounts of the Company and its subsidiaries for the fiscal year ending December 31, 1998, is hereby ratified."

    A representative of Ernst & Young LLP, the Company's independent auditors for fiscal year 1997, is expected to be in attendance at the Meeting and will be afforded the opportunity to make a statement. The representative will also be available to respond to appropriate questions.

    The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of ratification.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION INFORMATION

    The following table sets forth certain information regarding all cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as other compensation paid or accrued, during the fiscal years indicated, to the Company's Chief Executive Officer and each of the Company's six other most highly compensated executive officers for such respective periods in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG-TERM COMPENSATION
                                                                                       -------------------------------------------
                                                                                                   AWARDS
                                                       ANNUAL COMPENSATION             ------------------------------
                                            -----------------------------------------                   SECURITIES       PAYOUTS
                                                                      OTHER ANNUAL      RESTRICTED      UNDERLYING     -----------
                                                           BONUS      COMPENSATION         STOCK       OPTIONS/SARS       LTIP
  NAME AND PRINCIPAL POSITION      YEAR      SALARY($)    ($)(1)         ($)(2)        AWARD(S) ($)       (#)(3)       PAYOUTS ($)
-------------------------------  ---------  -----------  ---------  -----------------  -------------  ---------------  -----------
G. Ward Paxton ................       1997   $ 325,000          --             --               --          26,000             --
  Chairman of the Board,              1996     325,000          --             --               --          17,500             --
  President and Chief Executive       1995     250,000     165,400             --               --          16,000             --
  Officer

T. Joe Head ...................       1997     245,000          --             --               --          21,000             --
  Senior Vice President               1996     245,000          --             --               --          14,000             --
                                      1995     190,000     125,742             --               --          13,000             --

Eric H. Gore ..................       1997      90,000      97,801             --               --          10,000             --
  Vice President--Strategic           1996      80,000     136,658             --               --          16,000             --
  Business Development                1995      75,000     199,686             --               --           8,000             --

Garry L. Hemphill .............       1997     205,000          --             --               --          15,000             --
  Vice President--Operations          1996     195,000          --             --               --          10,000             --
                                      1995     160,000      84,704             --               --          10,000             --

Joseph V. Howard ..............       1997     105,000     111,584             --               --          15,000             --
  Vice President--North               1996      90,000     237,338             --               --          18,000             --
  American Sales                      1995      80,000     123,688             --               --           8,000             --

Timothy W. Kinnear ............       1997     205,000          --             --               --          15,000             --
  Vice President and Chief            1996     195,000          --             --               --          20,000             --
  Financial Officer(5)                1995          --          --             --               --              --             --

Joe W. Tucker .................       1997     105,000      77,000             --               --          15,000             --
  Jr., Vice President--               1996     195,000          --             --               --          18,000             --
  International Sales                 1995     160,000      84,704             --               --          10,000             --


                                    ALL OTHER
                                  COMPENSATION
  NAME AND PRINCIPAL POSITION        ($)(4)
-------------------------------  ---------------
G. Ward Paxton ................     $   1,600
  Chairman of the Board,                1,500
  President and Chief Executive         1,080
  Officer
T. Joe Head ...................         1,600
  Senior Vice President                 1,500
                                        1,080
Eric H. Gore ..................         1,600
  Vice President--Strategic             1,500
  Business Development                  1,080
Garry L. Hemphill .............         1,600
  Vice President--Operations            1,500
                                        1,080
Joseph V. Howard ..............         1,600
  Vice President--North                 1,500
  American Sales                        1,065
Timothy W. Kinnear ............         1,600
  Vice President and Chief                 --
  Financial Officer(5)                     --
Joe W. Tucker .................            --
  Jr., Vice President--                    --
  International Sales                      --

------------------------------

(1) Includes incentive bonus payments earned for services rendered to the Company in the year indicated that were paid in the following year, except as to Mr. Gore, Mr. Howard and Mr. Tucker whose bonus compensation was paid in substantial part in the year indicated.

(2) Excludes certain incidental perquisites, the total of which did not exceed the lesser of $50,000 or 10% of cash compensation for any named individual.

(3) Incentive stock options to acquire shares of Common Stock issued pursuant to the Company's Stock Option Plans. Options granted in 1996 and 1997 to Messrs. Gore, Mr. Hemphill, Mr. Howard, Mr. Kinnear and Mr. Tucker were exchanged on January 30, 1998 pursuant to the stock option exchange program described in the section of this Proxy Statement entitled "Exchange of Stock Options Subsequent to December 31, 1997".

(4) This amount consists of the annual employer matching payments to the Company's qualified 401(k) Savings Plan.

(5) Information included in the Summary Compensation Table as to Mr. Kinnear's 1996 salary compensation reflects the annualized amount of such compensation as if he had been employed in such capacity for the entire 1996 fiscal year. Mr. Kinnear actually earned and was paid $56,875 in salary from his date of initial employment, September 16, 1996, until the end of the 1996 fiscal year.

OPTION GRANTS DURING FISCAL YEAR 1997

    The following table provides information related to options to acquire shares of Common Stock granted to the named executive officers of the Company during fiscal year 1997. The Company does not have any outstanding stock appreciation rights ("SARs").

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                   POTENTIAL REALIZABLE
                                                          INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                                     ------------------------------------------------------------    ANNUAL RATES OF
                                       NUMBER OF      PERCENT OF TOTAL                                 STOCK PRICE
                                       SECURITIES       OPTIONS/SARS                                 APPRECIATION FOR
                                       UNDERLYING        GRANTED TO      EXERCISE OR                  OPTION TERM(1)
                                     OPTIONS/ SAR'S     EMPLOYEES IN     BASE PRICE   EXPIRATION   --------------------
NAME                                   GRANTED(#)       FISCAL YEAR        ($/SH)        DATE        5%($)     10%($)
-----------------------------------  --------------  ------------------  -----------  -----------  ---------  ---------
G. Ward Paxton.....................      26,000(2)           4.30%       $   15.27(4)    1/23/02   $  63,564  $ 184,181
T. Joe Head........................      21,000(2)           3.47            15.27(4)    1/23/02      51,341    148,761
Eric H. Gore.......................      10,000(3)           1.65            13.88(5)    1/23/07      87,291    221,211
Garry L. Hemphill..................      15,000(3)           2.48            13.88(5)    1/23/07     130,936    331,817
Joseph V. Howard...................      15,000(3)           2.48            13.88(5)    1/23/07     130,936    331,817
Timothy W. Kinnear.................      15,000(3)           2.48            13.88(5)    1/23/07     130,936    331,817
Joe W. Tucker Jr...................      15,000(3)           2.48            13.88(5)    1/23/07     130,936    331,817

--------------------------

(1) The potential realizable value illustrates the value that may be realized upon exercise of the options immediately prior to the expiration of their respective terms, assuming the specified compounded rates of appreciation of the Company's Common Stock over the term of each option. These values do not take into account provisions of each option providing for termination of the option following cessation of employment, nontransferability or effective vesting over five years.

(2) Incentive stock options to acquire shares of Common Stock granted pursuant to the Company's Stock Option Plans, each for a term of five years from date of grant. Each option effectively vests and is exercisable with respect to 20% of the shares covered thereby on each anniversary date thereof in 1998 through 2002, is nontransferable and is subject to termination under certain conditions upon cessation of employment of the optionee.

(3) Incentive stock options to acquire shares of Common Stock granted pursuant to the Company's Stock Option Plans, each of which was for a term of ten years from date of grant, effectively vested and was exercisable with respect to 20% of the shares covered thereby on each anniversary date thereof, was nontransferable and subject to termination under certain conditions upon cessation of employment of the optionee, were exchanged on January 30, 1998 pursuant to the stock option exchange program described in the section of this Proxy Statement entitled "Exchange of Stock Options Subsequent to December 31, 1997".

(4) The exercise price per share of each option was equal to 110% of the fair market value of the Common Stock per share on the date of grant.

(5) The exercise price per share of each option was equal to 100% of the fair market value of the Common Stock per share on the date of grant.

OPTION EXERCISES AND FISCAL YEAR END HOLDINGS

    The following table sets forth information with respect to options exercised by the named executives of the Company during fiscal year 1997 and the number and value of options held at fiscal year end.

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                   OPTIONS/SARS         IN-THE-MONEY OPTIONS/SARS
                                                                 AT FY-END(#)(2)            AT FY-END($)(1)(2)
                              SHARES ACQUIRED     VALUE     --------------------------  --------------------------
NAME                          ON EXERCISE(#)   REALIZED($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------  ---------------  -----------  -----------  -------------  -----------  -------------
G. Ward Paxton..............        --             --            9,900        49,600        --            --
T. Joe Head.................        --             --            8,000        40,000        --            --
Eric H. Gore................        --             --           37,400        31,600     $  90,000     $  33,840
Garry L. Hemphill...........        --             --           26,800        38,600        23,736         2,608
Joseph V. Howard............        --             --           33,300        38,200        72,020        --
Timothy W. Kinnear..........        --             --            4,000        31,000        --            --
Joe W. Tucker, Jr...........        --             --           30,000        45,000         5,184         2,592

--------------------------

(1) The closing price for the Company's Common Stock as reported by The Nasdaq Stock Market (National Market System) on December 31, 1997, was $6.44 per share. The indicated value is calculated on the basis of the difference between the option exercise price per share and $6.44, multiplied by the number of shares of Common Stock underlying each "in-the-money" option.

(2) Except as to Messrs. Paxton and Head, certain of the incentive stock options shown as exercisable and unexercisable by the other named executives were exchanged pursuant to the Company's stock option exchange program described in the section of this Proxy Statement entitled "Exchange of Stock Options Subsequent to December 31, 1997".

EXCHANGE OF STOCK OPTIONS SUBSEQUENT TO DECEMBER 31, 1997

    On January 21, 1998, the Compensation Committee of the Board of Directors approved a stock option exchange program (the Exchange Program), pursuant to which certain employees and officers holding incentive stock options (i) awarded under the Company's 1987 Incentive Stock Option Plan in 1997 and (ii) awarded prior to December 31, 1997, under to the Company's 1995 Stock Option Plan (the 1995 Plan), were given the opportunity to exchange such options (Existing Options) for new options (New Options), based on the fair market value of the Company's Common Stock at the close of business on January 30, 1998. All directors of the Company, including G. Ward Paxton, President and Chief Executive Officer, and T. Joe Head, Senior Vice President, were ineligible to participate in the Exchange Program.

    As a result of significant declines in the market value of the Company's Common Stock since issuance of the Existing Options, the Existing Options were exercisable at prices which substantially exceeded the market value of the Common Stock. In approving the Exchange Program and in keeping with the Company's philosophy of utilizing equity incentives to motivate and retain qualified employees, the Compensation Committee acknowledged that retention and attraction of qualified employees are critical to the Company's success and its ability to continue to meet its performance objectives. Additionally, recognizing that stock options constitute a significant component of the Company's compensation structure, the Compensation Committee deemed it important to regain the incentive intended to be provided by the New Options to purchase shares of the Company's Common Stock and therefore serve as a significant factor in the Company's ability to continue to attract and retain the services of superior quality personnel.

    Pursuant to the Exchange Program, eligible holders of the Existing Options were offered the opportunity to exchange, on a share-for-share basis, such options for New Options having an exercise price of $7.50 per share, the fair market value of the Company's Common Stock on the exchange date of January 30, 1998. Each New Option was awarded under the 1995 Plan and vests and is exercisable with respect to 20% of the shares covered thereby on each anniversary date thereof. Eligible employees holding Existing Options for an aggregate of 646,800 shares of Common Stock with an average per share exercise price of approximately $15.87 elected to participate in the Exchange Program and were issued New Options covering the same aggregate number of underlying shares as they had held pursuant to their respective Existing Options. Other than the new exercise price and the commencement of a new vesting schedule, the option agreements relating to the New Options are substantially identical to the option agreements of the Existing Options they replaced.

COMPENSATION OF DIRECTORS

    Each non-employee director receives an annual cash retainer fee of $12,000, plus a fee of $1,500 for each meeting of the Board of Directors attended (exclusive of telephonic meetings) and for each meeting of a committee of the Board of Directors attended (exclusive of committee meetings held on the same day as Board meetings). Each non-employee director is also reimbursed for all reasonable expenses incurred in attending such meetings. No director who is an employee of the Company receives any fees for service as a director or member of any committee of the Board.

    Each of the Company's non-employee directors is eligible to receive stock options under the 1995 Non-Employee Directors Stock Option Plan for 20,000 shares of Common Stock on the fifth anniversary following the date of the most recent grant under such plan, assuming such non-employee director is then in office. Initial grants of stock options under this plan were awarded on April 27, 1995, to Messrs. Anderson, Bucy and Johnston, current non-employee directors of the Company. Options granted pursuant to the Plan provide for an exercise price per share equal to 100% of the fair market value per share on the date of the grant, have a term of ten years, and are subject to a five-year vesting schedule and certain other conditions.

EMPLOYMENT AGREEMENTS

    Neither the Company nor its subsidiaries has any employment agreements with any of its executives.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    GENERAL. The Compensation Committee of the Board of Directors sets the compensation for the Chief Executive Officer, reviews the design, administration and effectiveness of the compensation programs for other key executives, and approves stock option grants for all executive officers. The Compensation Committee is currently composed of three independent, non-employee directors who have no interlocking relationships. The data and information included in the various compensation tables appearing elsewhere in this Proxy Statement should be read in conjunction with and deemed to be a part of this report.

    NAMED EXECUTIVES. This report includes disclosure of the required compensation information for the Company's Chief Executive Officer and its six other most highly compensated officers (collectively, the "Named Executives").

    COMPENSATION OBJECTIVES. The Company operates in the highly competitive and rapidly changing high technology industry. The Compensation Committee believes that the compensation programs for executive officers of the Company should be designed to attract, motivate and retain talented executives who contribute to the success of the Company and should be determined within a competitive framework based on the achievement of overall business objectives and financial performance and individual contributions. Within this framework, the Committee's objectives are to:

    - Provide a total compensation program competitive with the compensation practices of organizations in the high technology industry of comparable size to the Company.

    - Provide annual variable incentive awards based on the Company's overall financial performance relative to corporate objectives.

    - Align the financial interests of executive officers with those of stockholders by providing equity-based incentives.

    BASE SALARY. The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Committee with reference to
(i) salaries paid to executives with similar responsibilities at comparable companies, primarily in the high technology industry, (ii) each officer's performance and (iii) the Company's overall financial results, without specific weighting being attributed to any of these factors. The Compensation Committee believes that the Company must offer salaries within a competitive market range to attract and retain talented executives. However, the Compensation Committee manages salaries for the executive group as a whole in a conservative fashion in order to place more emphasis on incentive compensation. For 1997, the Compensation Committee established the base salaries for each of the Named Executives as indicated in the tables accompanying this report.

    INCENTIVE BONUS PLAN. To reinforce the attainment of corporate objectives, the Compensation Committee believes that a substantial portion of the potential annual compensation of each executive officer should be in the form of variable incentive pay. The incentive cash bonus program for executives is established annually by the Compensation Committee based upon the Company's achievement of sales and net income targets established at the beginning of the fiscal year. The incentive plan for executives, other than certain executives in the Company's sales organization, requires a threshold level of Company financial performance before any incentives are awarded. Once the threshold objective for net income of a fiscal year is reached, specific formulas are in place to calculate the actual incentive payment for each executive for such year. In fiscal 1997, the Company did not achieve its threshold level of profitability; thus, non-sales executives, including the Chief Executive Officer and three of the other Named Executives, did not receive any incentive bonus awards. Certain executives in the sales organization, including three of the Named Executives, received incentive sales commission awards in fiscal 1997 based upon the degree of achievement of targeted sales objectives established at the beginning of the fiscal year.

    EQUITY-BASED INCENTIVES. The goal of the Company's equity-based incentive awards is to align the interests of executive officers with stockholders. The Committee determines the value allocated to equity-based incentives according to each executive's position within the Company, individual performance, contributions to achievement of corporate objectives and related factors, and awards stock options to create a meaningful opportunity for stock ownership.

    The Company has previously adopted three Stock Option Plans (collectively, the "Plans"), including the 1983 Incentive Stock Option Plan, the 1987 Incentive Stock Option Plan and the 1995 Stock Option Plan, to provide long-term incentive compensation for eligible participants. Generally, executive officers and other key employees of the Company and its subsidiaries are eligible to participate in the Plans; however, non-employee directors of the Company are not eligible to participate in these Plans. Stock option grants under the Plans provide the right to purchase shares of the Company's Common Stock at fair market value on the date of grant, or in the case of an optionee who at the time of the grant holds more than 10% of the total combined voting securities of the Company, 110% of the fair market value on the date of grant. Stock options generally vest within a five year period and provide terms of five or ten years, as applicable. In 1997, the Compensation Committee and the Board of Directors approved the grant of stock options pursuant to the Plans to the Named Executives indicated in the tables accompanying this report.

    CEO COMPENSATION. The annual base salary for G. Ward Paxton for fiscal 1997 was established by the Compensation Committee based on Mr. Paxton's personal performance of his duties and on salary levels paid to chief executive officers of comparable companies. Mr. Paxton did not receive an incentive bonus award for 1997 because the Company did not achieve its threshold level of profitability established at the beginning of the year. The option grant made to Mr. Paxton in fiscal 1997 was based upon his performance and leadership with the Company.

                                          Respectfully submitted,

                                          COMPENSATION COMMITTEE
                                          of the Board of Directors

                                          Robert Anderson, CHAIRMAN

                                          Donald M. Johnston

                                          J. Fred Bucy

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member or nominee for election as a member of the Board of Directors or any committees of the Board has an interlocking relationship with the board (or member of such board) or any committee (or member of such committee) of a board of any other company.

STOCK PERFORMANCE INFORMATION

    The following chart illustrates the percentage of change in the cumulative total stockholder return on the Company's Common Stock for the applicable portion of the fiscal year ended December 31, 1992 (since the Company's initial public offering of Common Stock) and each of the five fiscal years in the five-year period ended December 31, 1997, compared with the cumulative total return on the Center for Research in Securities Prices ("CRSP") Total Return Index for The Nasdaq Stock Market and the CRSP Total Return Index for Nasdaq Computer Manufacturing Stocks, respectively, for the same periods.

                               STOCK PERFORMANCE*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                CRSP TOTAL RTN. INDEX FOR    CRSP TOTAL RTN. INDEX FOR

            ODS Networks, Inc.    The Nasdaq Stock Market    Nasdaq Computer Mfg. Stocks
5/21/92                $100.00                    $100.00                        $100.00
12/31/92               $194.44                    $117.51                        $125.29
12/31/93               $152.78                    $134.26                        $118.34
12/31/94               $323.61                    $131.34                        $130.16
12/31/95               $561.11                    $190.04                        $204.83
12/31/96               $266.66                    $233.92                        $272.62
12/31/97               $143.11                    $287.17                        $329.79

------------------------

* The comparison assumes (i) $100 was invested on May 21, 1992 (the effective date of the Company's initial public offering of Common Stock) in the Company's Common Stock and in each of the foregoing indices and (ii) that any dividends paid by companies included in the comparative indices were reinvested in additional shares of the same class of equity securities of such companies at the frequency with which dividends were paid during the applicable periods depicted.

    The stock performance information depicted in the foregoing chart is not necessarily indicative of future stock performance. The chart shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates such information by reference.

                              CERTAIN TRANSACTIONS

    On December 12, 1997, the Company loaned Jerry W. Pate, an executive officer of the Company, the principal sum of $79,000 for a term maturing on June 30, 1998. The non-interest bearing loan is secured by certain personal property and had a principal balance of $78,000 at March 2, 1998.

    The Company has entered into indemnification agreements with each of its directors and executive officers to provide them with the maximum indemnification allowed pursuant to its certificate of incorporation, bylaws and applicable law.

               COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

    Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation promulgated pursuant to the Exchange Act to furnish the Company with copies of all Section 16(a) report forms they file with the SEC.

    Based solely on its review of the copies of such report forms received by it with respect to fiscal year 1997, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act.

                             STOCKHOLDER PROPOSALS

    Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 1999 Annual Meeting of Stockholders, such proposals must be received by the Company not later than November 20, 1998. Such proposals should be directed to ODS Networks, Inc., 1101 East Arapaho Road, Richardson, Texas 75081, Attention: Secretary (telephone:
(972) 234-6400; telecopy: (972) 234-1467).

                            EXPENSES OF SOLICITATION

    All costs incurred in the solicitation of Proxies for the Meeting will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telefax, or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. In addition, ChaseMellon Shareholder Services LLC has been retained by the Company to aid in the solicitation of Proxies and will solicit Proxies by mail, telephone, telefax and personal interview and may request brokerage houses and nominees to forward soliciting material to beneficial owners of Common Stock. For these services, ChaseMellon Shareholder Services LLC will be paid fees not to exceed $4,000, plus expenses.

                        ADDITIONAL INFORMATION AVAILABLE

    UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER, THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1997 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE REQUEST SHOULD BE DIRECTED TO THE SECRETARY AT THE COMPANY'S OFFICES INDICATED ABOVE.

    The Company's 1997 Annual Report to Stockholders accompanies this Proxy Statement. The Annual Report, which includes financial statements, does not form and is not to be deemed part of this Proxy Statement.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, the Board of Directors and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the stockholders properly come before the Meeting or any adjournment thereof, the enclosed Proxy confers upon the persons named in and entitled to vote the shares represented by such Proxy discretionary authority to vote the shares represented by such Proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the enclosed Proxy also may, if it is deemed advisable, vote such Proxy to adjourn the Meeting from time to time.

    PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          MICHAEL L. PAXTON
                                          SECRETARY

Richardson, Texas
March 20, 1998

P                                   ODS NETWORKS, INC.
                                  1101 EAST ARAPAHO ROAD
R                                 RICHARDSON, TEXAS 75081

O                    ANNUAL MEETING OF STOCKHOLDERS--APRIL 21, 1998

X           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

Y        The undersigned stockholder(s) of ODS Networks, Inc., a Delaware corporation (the "Company"), hereby appoints G. Ward Paxton and T. Joe Head, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Holiday Inn Richardson Select, 1655 N. Central Expressway, Richardson, Texas 75080, at 10:00 A.M., local time, on Tuesday, April 21, 1998 and at any adjournment thereof.


                              (CONTINUED ON REVERSE SIDE)




                                 FOLD AND DETACH HERE

PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.                      Mark
                                                             your votes as
                                                             indicated in   X
                                                             this example

1.   Election of Directors                             Nominees: G. Ward Paxton, Robert Anderson, J. Fred Bucy,
                                                                 T. Joe Head, and Donald M. Johnston

       FOR all nominees          WITHHOLD              INSTRUCTION: To withhold authority to vote for any individual
       (except as marked         AUTHORITY             nominee, write that nominee's name in the space provided below.
       to the contrary)    to vote for all nominees
                                                       ---------------------------------------------------------------

2.   Ratification of the appointment of Ernst & Young LLP as       In their discretion, such attorneys-in-fact and
     independent auditors of the Company for the fiscal year       proxies are authorized to vote upon such other
     ending December 31, 1998.                                     business as properly may come before the meeting.

               FOR       AGAINST      ABSTAIN                          I will    will not   be attending the meeting

                                                                               YOU ARE REQUESTED TO COMPLETE, DATE, SIGN,
                                                                       ------  AND RETURN THIS PROXY PROMPTLY.  ALL JOINT
                                                                             | OWNERS MUST SIGN.  PERSONS SIGNING AS
                                                                             | EXECUTORS, ADMINISTRATORS, TRUSTEES, CORPORATE
                                                                             | OFFICERS, OR IN OTHER REPRESENTATIVE CAPACITIES
                                                                               SHOULD SO INDICATE.

                                                                               Date:                               1998
                                                                                     ----------------------------,

                                                                               ----------------------------------------
                                                                               Signature

                                                                               ----------------------------------------
                                                                               Signature
                                                 FOLD AND DETACH HERE